UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 5, 2022
Date of Earliest Event Reported: May 5, 2022

ENVESTNET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 250, Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)
(312) 827-2800
(Registrant’s telephone number, including area code)

35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K/A (this "Amendment") is filed by Envestnet, Inc. (the "Company") solely to furnish the information furnished in Items 2.02 and 9.01 of the Current Report on Form 8-K, dated May 5, 2022, filed with the United States Securities and Exchange Commission (the "SEC") on May 5, 2022 (the "Original 8-K"), as the Original 8-K is not present on the SEC's website as of the time of the filing of this Amendment. No other changes have been made to the Original 8-K.

Item 2.02.	Results of Operations and Financial Condition
On May 5, 2022, Envestnet, Inc. (“Envestnet”) issued a press release regarding Envestnet’s financial results for its first quarter ended March 31, 2022 and its first quarter 2022 supplemental presentation. The full text of Envestnet’s press release and supplemental presentation are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in this Item 2.02 and the attached exhibits are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of Envestnet under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 5, 2022
99.2	First Quarter 2022 Supplemental Presentation

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 5, 2022
99.2	First Quarter 2022 Supplemental Presentation
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 6, 2022

ENVESTNET, INC.

By:	/s/ Peter H. D’Arrigo
Name:	Peter H. D’Arrigo
Title:	Chief Financial Officer